SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events
NOTE 18:-    SUBSEQUENT EVENTS

a.    In August 2022, the Company announced a $150 million annualized cost reduction plan, aimed at improving gross margins, operating leverage, and free cash flow. On top of this plan, the Company announced in February 2023 an incremental $50 million cost savings initiatives for 2023, as part of which it parted ways with approximately 370 employees (7% of the total workforce), primarily from its Customer Care team. The Company expects it will incur approximately $20 million to $30 million of charges in the first quarter of 2023 in connection with its incremental savings efforts, consisting primarily of charges related to early termination, modification, or impairment of certain operating leases and related assets that will no longer be required for its ongoing operations, as well as employee benefits and severance payments. As the expected charges are subject to several assumptions, including local law requirements in various jurisdictions, actual expenses may differ materially from the estimates disclosed above.